UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2005

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our small balance multi-family lending program and operational challenges inherent in implementing this expansion strategy, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below is material to be presented at ITLA Capital Corporation's Annual Meeting of Stockholders on July 27, 2005.

TRANSCRIPT OF PRESENTATION
(CHARTS REFERENCED IN TRANSCRIPT APPEAR IMMEDIATELY FOLLOWING TRANSCRIPT)

Image 1 - 1974
(Graphics) A 30 year legacy... Imperial Thrift & Loan.

Image 2 - 1982
(Graphics) A heritage of service. Lake Co. Ltd. purchases Imperial Thrift & Loan.

Image 3 - 1992
(Graphics) George W. Haligowski becomes President and CEO. Uncompromisingly focused on growth... A Paradigm shift in business thinking.

Image 4 - 1995
(Graphics) IPO..

Image 5 - 2004
(Graphics) ENTREPRENEURIAL THINKING The "I" team grows ITLA into a regional financial services company from $500 million to $2.3 billion in less than ten years..

A modest dream 30 years ago ... is now the largest publicly traded financial services company based in San Diego.

George Haligowski

2004 marks our 30th year as a financial institution. ITLA has come a long way from its modest origins as a Beverly Hills based thrift and loan to what is now the largest publicly traded bank holding company headquartered in San Diego, California.

This year was a pivotal turning point in our history, with the successful execution of our long-term strategy to transform ourselves from an industrial bank to a diversified financial services company.

(Graphics) A decade of unparalleled performance. New products. New technologies. Human capital. Consistently anticipating change. Staying ahead of the curve. Highest level of earnings in our three-decade history.

George Haligowski

With our loan officers operating from 26 locations, offering loan products in 41 states, our strategy of building a national real estate lending platform is paying off both in terms of increased production capacity and bottom line profitability.

Chart (Graphics) Small version of U.S. Map.

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Our efficient operations have contributed, for the ninth year in a row, towards the highest level of earnings in our three-decade history, and closing the year with our stock price reaching a new 52 week high of $58.79 per share.

At year end, deposits exceeded $1.43 billion dollars, an increase of almost 25% over the previous year, evidencing the vibrancy and competitiveness of Imperial Capital Bank's deposit gathering platform.

The foundation is now firmly set for us to become a significant regional banking force with a national commercial real-estate platform.

As we look ahead to the next phase in our evolutionary growth, we take this opportunity to reflect on how we reached this thirty year milestone and celebrate the entrepreneurial drive and spirit that got us here.

Image 6 - 1974
(Graphics) Imperial Bank opens Imperial Thrift & Loan Association (ITLA) in Beverly Hills.

Voice Over ("V.O.") Imperial Bank and entrepreneur J.P. Elgis forms Imperial Thrift and Loan Association.

Image 7 - 1982

(V.O.) Lake Company LTD. of Osaka, Japan makes the leap across the Pacific, buying Imperial Thrift & Loan from Imperial Bank.

Under the ownership of the Japanese consumer finance giant, Imperial Thrift & Loan, focuses on niche commercial real estate lending as well as providing deposit products through a modest California branch-office network.

Image 8 - 1990
(Graphics) S&L Crisis.

(V.O.) Imperial Thrift & Loan Association experiences financial difficulties due to the recessionary effects of the S&L crisis of the late 1980s.

Image 9 - 1992
(Graphics) George Haligowski becomes President and CEO
The Mission: turn around business in three years and sell company with no infusion of capital from parent.

(V.O.) Lake Company, LTD. Decides to divest its holdings in ITLA. George W. Haligowski becomes President and CEO with the mandate to position ITLA for sale just as Imperial Thrift and Loan comes under regulatory guidance, with 25% of its assets impaired.

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Image 10 - 1993
(Graphics) George Haligowski brings on new management team
New management changes corporate culture.
Major restructuring of business and personnel.
Only way out of crisis is to lend their way out of it.
New corporate headquarters established in Glendale California.
Company implements strategy to rapidly grow commercial real estate lending.
Management commences aggressive disposition of non-performing assets in preparation of IPO.

(V.O.) The new CEO initiates a clean sweep of the Thrift operations purging the staff and bringing on board an entire new management team, radically changing the corporate culture into an entrepreneurial sales and marketing organization.

Haligowski determines that the only way out of the crisis is for ITLA to lend their way out of it. The Thrift physically moves corporate headquarters to Glendale from Burbank and takes advantage of a void left in the commercial real estate lending markets as competitors flee the sector due to the effects of the S&L crisis.

In preparation of its upcoming IPO, the new management team begins cleaning up its loan portfolio, commencing an aggressive disposition strategy of its non-performing assets.

Image 11 - 1995
(Graphics) Imperial Thrift and Loan Association listed on the NASDAQ.
Share price opens at $10, closes the day at $11.
IPO oversubscribed, raising $55,512,000.

(V.O.) True to his word, Haligowski takes the company public 3 years after becoming its President and CEO. The business turn-around is nothing short of spectacular. Only 36 months prior the Thrift was under regulatory guidance and had been valued at 50% of book value.

Imperial Thrift and Loan Association completes its IPO in October 1995 and is listed on the NASDAQ. Its share price opens at $10, and closes the day at $11.

ITLA IPO is oversubscribed, raising over $55 million. Lake Co., Ltd. is bought out for $40 million with the $15 million excess providing a much needed capital infusion to ITLA.

Image 12 - 1996
(Graphics) ITLA secondary offering raises $23 million.
Imperial Thrift & Loan reorganized to a holding company structure becoming a wholly owned subsidiary of ITLA Capital Corporation.

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California 4th largest Thrift.

(V.O.) In April 1996, ITLA secondary offering raises $23 million. It completes reorganization to a holding company structure and becomes a wholly owned subsidiary of ITLA Capital Corporation.

ITLA is now California 4th largest Thrift.

Image 13 - 1997
(Graphics) ITLA establishes presence in La Jolla, California.

(V.O.) ITLA establishes presence outside Los Angeles region, moving some operations to La Jolla near San Diego.

Image 14 - 1998
(Graphics) ITLA Commercial Investment Corporation, (REIT).

(V.O.) In 1998, the company forms its 3rd operating subsidiary, known today as Imperial Capital Real Estate Investment Trust.

Image 15 - 1999
(Graphics) Imperial Thrift and Loan changes name to Imperial Capital Bank (ICB).
Rated number 1 buy in S&L sector by Zacks and 6th by S&L securities.
Record earnings for 16th consecutive quarter.

(V.O.) ITLA rebrands the Thrift changing its name to Imperial Capital Bank. ICB.

The bank is now rated number one buy in S&L sector by Zacks and 6th by S&L securities and more significantly reports record earnings for 16th consecutive quarter.

George Haligowski 1999 Re-enactment:

While building an aggressive reputation for making loans where others fear to tread, our risks have been minimized by professional commercial real estate lending associates with extensive experience.

Image 16 - 2000
(Graphics) ITLA purchases the ICCMAC Multifamily and Commercial Trust containing $250 million of small balance, multi-family commercial real estate loan assets.
Acquisition cost 1.1 times book value.
ICB goes on-line.
Record earnings for 21st consecutive quarter.
5th consecutive year of record growth and profitability.

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(V.O.) ITLA acquired for its captive REIT the ICCMAC Multifamily and Commercial Trust. The trust contains approximately $250 million of small balance, multi-family commercial real estate loan assets.

ICB announces the establishment of its on-line web presence. It also reports record earnings for the 21st consecutive quarter and record growth and profitability for the 5th consecutive year.

Image 17 - 2001
(Graphics) VISION. STRENGTH. STABILITY. EFFICENCY. RESPONSIVENESS. GROWTH.

(V.O. George Haligowski) ITLA Capital Corporation continues to be one of the most efficient banks of our kind in the United States of America. Matter of fact, we are approximately 3 times more efficient than a bank in our peer group.

Net Income Chart
(Graphics) 2001 net income up to $18.2 million... Six consecutive years of profitability.

Loan Production Up nearly 25% to 502.1 million..

(V.O.) In 2001, ITLA achieved its sixth consecutive year of record growth and profitability, increasing net income to $18.2 million. This success was also reflected in earnings per share growth of 8.4% to $2.72 per share. Loan production reached a record $502.1 million, an increase of nearly 25% over fiscal 2000.

(Graphics) 8.4% per share value increase $50 million to $140 million.

(V.O. George Haligowski) 2001 was a record year of productivity. The balance sheet of the organization is the strongest it's ever been since we went public in 1995. In fact the shareholder's equity of ITLA Capital Corporation has grown from $50 million to approximately $140 million through retained earnings.

(Graphics) $500 million to $1.5 billion in six years.

(V.O.) Through its focus on commercial real estate lending ITLA continues its phenomenal growth going from $500 million to $1.5 billion in total assets during the six years it's been public.

(Graphics) ITLA Capital's stock chart vs. NASDAQ.

ITLA Capital's stock outperformed the NASDAQ composite index by a wide margin during the course of 2001. Over the past two years ITLA stock price has out performed the NASDAQ index by approximately 120%.

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Image 18 - 2002

(V.O. George Haligowski) 2002 was a breakout year for ITLA. That was the year that we converted from an industrial bank to a commercial bank charter. Already the most profitable industrial bank in the state of California, we look forward to now becoming the best commercial banking operation in the state.

(Graphics) ICB Acquires Asahi Bank of California, a $50 million commercial bank.
Purchased at 1.2 times book value.

ITLA acquires the Lewis Horowitz Organization.
Purchased at 1.0 times book value.

Strategic relationship with Household International, Inc..

ICB announces new commercial bank charter.

(V.O.) As part of its long term strategy to transform itself from a thrift and loan to a commercial bank, ITLA acquires Asahi Bank of California.

Following its plan to diversify into niche business lending areas which offer cross selling opportunities for its commercial banking deposit products and services, ITLA also acquires the operating assets and loan portfolio of the Lewis Horwitz Organization, an internationally recognized lender to the independent film and television production industry.

In November, 2002, Imperial Capital Bank announces a strategic relationship with Household International, Inc., to originate tax refund anticipation loans and private label commercial credit card transactions. ITLA realized approximately 30 million dollars of pretax income through this strategic alliance with Household International Inc. during 2003 and 2004

By June 30, 2002, ITLA's loan portfolio holds approximately $1.3 billion in commercial real estate loans.

(Graphics) $1.3 billion in commercial real estate loans..

$502 million in loans.

2002 Earnings chart is displayed.

Stock Performance chart is displayed.

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2002 proves to be nothing short of spectacular with record earnings for a 7th consecutive year reporting net income of $20 million dollars, an all time record.

From 1996 to 2002, ITLA Capital Corporation's earnings per share have increased from $1.36 to $3.16, a compounded annual growth rate of 15%.

ITLA Capital Corporation's stock price increases by 165% compared to a 67% decrease in the NASDAQ Composite Index over the preceding three years.

Image 18 - 2003
(Graphics) "Something BIG is happening..."
"The way banking is done is about to change forever..." .

"There is a new financial force reshaping regional banking in the West..." ITLA.

"ITLA MAKES BUSINESS POSSIBLE ALL OVER THE WEST.".

Banking Services... Commercial Real Estate Structured Finance... Apartment Lending... Franchise Finance....

Motion Picture and TV Production FINANCE.

4th most efficient bank in the NATION and 1st in California as ranked in American Banker
First Quarter Ended March 31, 2003.
New 52 week high of $51.10 on November 23, 2003.

(V.O.) Coinciding with ICB commencing its first year as a commercial bank, ITLA establishes a presence in the state of Nevada as well as opening a flagship branch in San Diego while offering customers commercial and consumer banking products and services.

(Graphics) ICB commences its first year as a commercial bank.

Opens a branch in Carson City, Nevada.

"It's about reach."

ICB offers customers commercial banking products and services, including consumer and business checking .

Opens flagship branch in San Diego.

Record earnings chart for 8th consecutive year.

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ITLA continued to report record earnings for 8TH consecutive year, while it became the 4th most efficient bank holding company among the top 500 bank holding companies in the U.S. as listed by the American Banker.

Image 19 - 2004
(Graphics) $2.3 billion in assets.

Shares reach all-time high at $58.79.

$70 million returned to investors from 1996 to 2004.
Record earnings for 9th consecutive years.

(V.O.) 2004 marked another year of record breaking achievements. With assets climbing to $2.3 billion and its stock price reaching an all-time high of $58.79 per share, ITLA continues to be driven by its sales and marketing focus which has fueled its growth since becoming a public company.

A national commercial real estate lender, Imperial Capital Bank has proven itself to be an energetic, entrepreneurial institution willing to take its commercial real estate lending business in exciting new directions.

Chart (Graphics) National map with ICB branches, loan production and branch locations.

ICB has opened 21 new offices during 2004 and now has a total of 26 loan production offices throughout the United States. This strategy of building a national commercial real estate lending platform will increase loan production and profitability.

(Graphics) A 3D chart shows the earnings per share from 1996 to 2004.

(V.O. George Haligowski) The original Imperial Thrift & Loan Association built its reputation by serving a wide range of customers generally overlooked by traditional financial institutions.

Investors have benefited from this niche lending corporate strategy, as well as the successful execution of a business plan set in motion a decade ago that has led to record earnings per share, and profits -- each and every single year since becoming a public company.

(Graphics) ITLA web cast 2004 annual shareholder meeting.

(V.O.) ITLA Capital Corporation reported net income of $30.6 million dollars in 2004, an all time record. This is the ninth consecutive year that the company has reported record profitability since ITLA's IPO in 1995.

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Net Income Chart

(V.O.) From 1996 to 2004, ITLA earnings per share have increased from $1.36 to $4.75 per diluted share.

Return on Average Equity Chart

(V.O.) In 2004 ITLA Capital Corporation continued to consistently earn a superior return on average equity of 15.44%.

Summary of Annual Loan Production Chart

(V.O.) In 2004, it achieved its highest level of annual loan production approaching $1.02 billion compared to $795 million in 2003.

Asset Growth Chart

(V.O.) ITLA's total assets grew to over $2.3 billion from $1.8 billion the previous year. The $500 million in assets growth achieved during 2004 approximates the total assets of the Company at the time of its IPO in 1995.

Stock Performance Chart

(V.O.) ITLA's Capital Corporation's stock closed the 2004 year at an all time high price of $58.79 per share, posting a 17% increase for the year.

In 2004, Imperial Capital Bank received a commercial mortgage-backed securities ("CMBS") primary servicer rating of "CPS3 Small Loans" from Fitch Ratings. The ability to service loans for others creates another opportunity as we continue expanding our commercial real estate lending platform nationally.

(V.O. George Haligowski) As we celebrate our third decade as a financial institution and look back at our past successes, we are reminded that we are foremost a dynamic, entrepreneurial, growing and opportunity driven. Our desire is to build upon our expertise and challenge ourselves with new and exciting goals. This is what drove our profitability in the past. And this, (pause) this is the formula that drives our vision of success and profitability for the future.

(V.O.) Transforming enterprises, facilitating growth, providing opportunities and building businesses. ITLA High performance Banking.

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Net Income

Operating Performance

Dollars in Millions
$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
$30.6
1996
1997
1998
1999
2000
2001
2002
2003
2004

Growth in EPS	$1.36	$1.57	$1.89	$2.21	$2.51	$2.72	$3.16	$4.55	$4.75

1 ITLA Capital Corporation December 31, 2004

Return on Average Equity Comparison

Operating Performance

Year-to-Date
Source: SNL Financial
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
13.54%
31.72%
21.95%
18.50%
16.88%
28.17%
19.61%
16.65%
15.44%
11.09%
17.48%
16.76%
17.45%
14.37%
16.66%
15.69%
17.30%
15.94%
9/30/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
Public Thrifts through 12/31/02, CA Banks $500 Million - $5 Billion in Assets, effective 1/1/03
ITLA Capital Corporation

2

ITLA Capital Corporation

December 31, 2004

Asset Growth – Total Assets

Operating Performance

2004 Asset Growth of $500 Million is Equivalent to Total Company Assets at IPO

All Asset Growth Achieved Organically with Only $3.1 Million of Goodwill

Dollars in Millions
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$534
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
$2,318
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Associate Count:	158	141	165	151	114	124	133	178	230	249

3

ITLA Capital Corporation

December 31, 2004

Lending Operations

Summary of Annual Loan Production

Total Cumulative Production of $5.4 Billion

Total Cumulative Losses of 47 Basis Points

Dollars in Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$365
$356
$86
$395
$136
$394
$403
$251
$502
$536
$37
$94
$795
$1,017
1996
1997
1998
1999
2000
2001
2002
2003
2004
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acquisition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

4

ITLA Capital Corporation

December 31, 2004

Lending Operations

Imperial Capital Bank Offices

Loan Production Offices by Region

Regional Breakdown
AS of 1/1/2005
Office locations
Pending Offices

LPO & Branch Locations

- Beverly Hills, CA
- Costa Mesa, CA
- Encino, CA
- Glendale, CA
- La Jolla, CA
- Rancho Cucamonga, CA
- Sacramento, CA
- San Diego, CA
- San Francisco, CA
- Santa Monica, CA
- Walnut Creek, CA
- Woodland Hills, CA
- Carson City, NV
- Tempe, AZ
- Denver, CO
- Austin, TX
- Dallas, TX
- Houston, TX
- Memphis, TN
- Atlanta, GA
- Akron, OH
- Boston, MA
- Branford, CT
- Fairfield, CT
- Red Bank, NJ
- Philadelphia, PA
- Columbia, MD
- Boynton Beach, FL

5 ITLA Capital Corporation December 31, 2004

60 Months: Jan 2000 – Dec 2004

Stock Performance

ITLA – Stock Price Performance 2000 – 2004

NASDAQ Composite Index
400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
$19.13
$20.39
$33.23
$50.10
$58.79
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

6

ITLA Capital Corporation

December 31, 2004

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	July 27, 2005	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

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